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                                                                     May 1, 2002
 FUND PROFILE
T. ROWE PRICE
International
Stock Fund

 A stock fund seeking long-term capital growth through investments in non-U.S. companies.
This profile summarizes key information about the fund that is included in the fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-638-5660, or by visiting our Web site at www.troweprice.com. TROWEPRICELOGO
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FUND PROFILE
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 What is the fund's objective?

   The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.


 What is the fund's principal investment strategy?


   We expect to invest substantially all of the fund's assets in stocks outside the U.S. and to diversify broadly among developed and emerging countries throughout the world. Stock selection reflects a growth style. We may purchase the stocks of companies of any size, but our focus will typically be on large and, to a lesser extent, medium-sized companies. Normally, at least 80% of the fund's net assets will be invested in stocks.


   T. Rowe Price International, Inc. ("T. Rowe Price International") employs in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. We seek to purchase such stocks at reasonable prices in relation to present or anticipated earnings, cash flow, or book value, and valuation factors often influence our allocations among large-, mid-, or small-cap shares.

   While we invest with an awareness of the global economic backdrop and our outlook for industry sectors and individual countries, bottom-up stock selection is the focus of our decision-making. Country allocation is driven largely by stock selection, though we may limit investments in markets that appear to have poor overall prospects.

   In selecting stocks, we generally favor companies with one or more of the following characteristics:

   .  leading market position;
   .  attractive business niche;
   .  strong franchise or monopoly;
   .  technological leadership or proprietary advantages;
   .  seasoned management;
   . earnings growth and cash flow sufficient to support growing dividends; and . healthy balance sheet with relatively low debt.

   While the fund invests primarily in common stocks, the fund may also purchase other securities, including futures and options, in keeping with the fund's objective.

   The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.
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FUND PROFILE
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   Further information about the fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of these documents, call 1-800-638-5660.


 What are the main risks of investing in the fund?

   As with all stock funds, the fund's share price can fall because of weakness in one or more of its primary equity markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in rising markets.


   Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Even investments in countries with highly developed economies are subject to significant risks. Some particular risks affecting this fund include the following:


  .Currency risk This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund's holdings can be significant, unpredictable, and long-lasting depending on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Under normal conditions, the fund does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile and it is not possible to effectively hedge the currency risks of many developing countries.

  . Geographic risk The economies and financial markets of certain regions-such as

   Latin America and Asia-can be interdependent and may decline all at the same time.

  .Emerging market risk To the extent the fund invests in emerging markets, it is subject to greater risk than a fund investing only in developed markets. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Fund performance will likely be hurt by exposure to nations in the midst of hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. Significant buying or selling by a few major investors may also heighten the volatility of emerging markets. These factors make investing in such countries significantly riskier than in other countries and any one of them could cause the fund's share price to decline.
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FUND PROFILE
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  .Other risks of foreign investing Risks can result from the varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes.


  .While certain countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue.

  .Futures/options risk To the extent the fund uses futures and options, it is exposed to additional volatility and potential losses.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  .The fund's share price may decline, so when you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other gov ernment agency.


 How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you want to diversify your domestic stock portfolio by adding foreign investments, seek the long-term capital appreciation potential of growth stocks, and are comfortable with the risks that accompany foreign investments, the fund could be an appropriate part of your overall investment strategy.

   The fund can be used in both regular and tax-deferred accounts, such as IRAs.

  .The fund should not represent your complete investment program or be used for short-term trading purposes.


 How has the fund performed in the past?


   The bar chart showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Fund past returns (before and after taxes) are not necessarily an indication of future performance.

   The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

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FUND PROFILE
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   In addition, the average annual total return table shows hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor's situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-deferred account, such as a 401(k) or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund's other returns because the loss generates a tax benefit that is factored into the result.



                      Calendar Year Total Returns
 "92"   "93"   "94"   "95"   "96"   "97"   "98"   "99"    "00"  "01"
 -----------------------------------------------------------------------
 -3.47  40.11  -0.76  11.39  15.99  2.70   16.14  34.60   -17.09  -22.02
 -----------------------------------------------------------------------


                  Quarter ended     Total return

 Best quarter        12/31/99          24.70%
 Worst quarter      3/31/01         -15.50%



 Table 1  Average Annual Total Returns
                                         Periods ended March 31, 2002
                                        1 year     5 years     10 years
 ------------------------------------------------------------------------------
  International Stock Fund
  Returns before taxes                  -6.54%       1.00%      6.45%
  Returns after taxes on
  distributions                         -7.51       -0.25       5.25
  Returns after taxes on
  distributions and sale of fund
  shares                                -3.94        0.73       5.13
  MSCI EAFE Index                       -8.22        1.59       6.15
  Lipper International Funds Average    -7.48        1.97       6.53
 ------------------------------------------------------------------------------




 Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax and capital gains rates. They do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end, and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.

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FUND PROFILE
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 What fees or expenses will I pay?

   The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.


 Table 2  Fees and Expenses of the Fund*
                                                Annual fund operating expenses
                                         (expenses that are deducted from fund assets)
 --------------------------------------------------------------------------------------
  Management fee                                             0.67%
  Other expenses                                             0.23%
  Total annual fund operating expenses                       0.90%
 --------------------------------------------------------------------------------------




 * Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee.


   Example. The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:


      1 year      3 years      5 years       10 years
    ----------------------------------------------------
       $92         $287         $498          $1,108
    ----------------------------------------------------




 Who manages the fund?


   T. Rowe Price International is responsible for the selection and management of the fund's portfolio investments. The company, a wholly owned subsidiary of T. Rowe Price Associates, is the successor to Rowe Price-Fleming International. The U.S. office of T. Rowe Price International is located at 100 East Pratt Street, Baltimore, Maryland 21202. Offices are also located in London, Tokyo, Singapore, Hong Kong, Buenos Aires, and Paris.

   The fund has an Investment Advisory Group that has day-to-day responsibility for managing the portfolio and developing and executing its investment program. The advisory group consists of Mark Bickford-Smith, who joined T. Rowe Price International in 1995 and has 17 years of experience in research and financial analysis; Frances Dydasco, who joined T. Rowe Price International in 1996 and has 13 years of experience in research and financial analysis; John Ford, who joined T. Rowe Price International in 1982 and has 22 years of experience in research and portfolio management; James Seddon, who joined T. Rowe Price International in 1987 and has 15 years of experience in portfolio management;

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FUND PROFILE
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   and David Warren, who joined T. Rowe Price International in 1983 and has 22 years of experience in equity research, fixed-income research, and portfolio management.


 To participants in employer-sponsored retirement plans: The following questions and answers about buying and selling shares and services do not apply to your plan. Please call your plan's toll-free number for additional information.



 How can I purchase shares?

   Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.


 How can I sell shares?

   You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access /(R)/ or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee.


 When will I receive income and capital gain distributions?


   The fund distributes income annually and net capital gains, if any, at year-end . For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.


 What services are available?

   A wide range, including but not limited to:

  . retirement plans for individuals and large and small businesses; . automated information and transaction services by telephone or computer; . electronic transfers between fund and bank accounts; . automatic investing and automatic exchange; . brokerage services; and . asset manager accounts.
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FUND PROFILE
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T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
www.troweprice.com
LOGO
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 T. Rowe Price Investment Services, Inc., Distributor.